Exhibit 99.1

APPRAISAL OF

CERTAIN OIL AND GAS INTERESTS

OWNED BY PERMEX PETROLEUM CORPORATION

LOCATED IN

NEW MEXICO AND TEXAS

AS OF SEPTEMBER 30, 2021

PREPARED FOR

PERMEX PETROLEUM CORPORATION

SEC Pricing

MKM ENGINEERING F-009377

MKM ENGINEERING

Oil and Gas Consulting Services

3905 Sagamore Hill Court

Plano, Texas 75025

November 30, 2021

Mr. Mehran Ehsan

Permex Petroleum Corporation

100 Crescent Court, Suite 700

Dallas, Texas 75201

Dear Mr. Ehsan:

As requested, we are submitting our estimates of proved and probable reserves and our forecasts of the resulting economics attributable to the interests of Permex Petroleum Corporation as of September 30, 2021, in certain properties located in Eddy County, New Mexico, Gaines, Stonewall, and Young Counties, Texas. We completed our evaluation on November 30, 2021. It is our understanding that the proved and probable reserves estimated in this report constitute 100% of all proved and probable reserves owned by Permex Petroleum Corporation in the United States.

This report has been prepared for Permex Petroleum Corporation’s use in filing with the SEC; in our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose. Composite proved reserve estimates and economic forecasts are summarized below:

		Proved	Proved Developed Producing	Proved Non- Producing	Proved Undeveloped
Net Reserves
Oil/Condensate	MBbl	8,041.4	399.3	188.1	7,454.0
Gas	MMcf	3,600.7	314.4	97.5	3,188.8
Revenue
Oil/Condensate	M$	447,285.1	21,930.1	10,468.6	414,896.4
Gas	M$	10,620.9	949.0	281.0	9,384.9
Severance and Ad Valorem Taxes	M$	35,509.2	1,927.3	774.5	32,807.4
Operating Expenses	M$	59,842.5	8,048.8	3,057.0	48,736.7
Investments	M$	116,944.9	791.9	689.6	115,463.4
Operating Income (BFIT)	M$	245,609.4	12,101.2	6,294.4	227,273.8
Discounted @ 10%	M$	100,517.6	6,356.0	3,644.6	90,517.0

Permex Petroleum Corporation

November 30, 2021

Composite proved reserve estimates and economic forecasts are summarized below:

		Probable	Probable Non- Producing	Probable Undeveloped
Net Reserves
Oil/Condensate	MBbl	13,770.1	119.8	13,650.3
Gas	MMcf	11,156.9	6.3	11,150.6
Revenue
Oil/Condensate	M$	759,792.4	6,686.4	753,106.0
Gas	M$	32,834.6	18.4	32,816.2
Severance and Ad Valorem Taxes	M$	23,516.7	478.1	23,038.6
Operating Expenses	M$	78,965.6	1,061.2	77,904.4
Investments	M$	260,004.9	0.0	260,004.9
Operating Income (BFIT)	M$	430,139.7	5,165.5	424,974.2
Discounted @ 10%	M$	120,489.5	1,957.5	118,532.0

While the oil and gas industry may be subject to regulatory changes from time to time that could affect an industry participant’s ability to recover its reserves, we are not aware of any such governmental actions which would restrict the recovery of the September 30, 2021 estimated reserves.

Primary Economic Assumptions

Values of proved and probable reserves in this report are expressed in terms of estimated future gross revenue, future net revenue, and present worth. Future gross revenue is that revenue which will accrue to the evaluated interests from the production and sale of the estimated net reserves. Future net revenue is calculated by deducting estimated production taxes, ad valorem taxes, operating expenses, capital costs and abandonment costs, from the future gross revenue. Operating expenses include field operating expenses, transportation expenses, compression charges, and an allocation of overhead that directly relates to production activities. Future income tax expenses were not taken into account in the preparation of these estimates. Present worth of future net revenue is calculated by discounting the future net revenue at the arbitrary rate of 10 percent per year compounded annually over the expected period of realization. Present worth should not be construed as fair market value because no consideration was given to additional factors that influence the prices at which properties are bought and sold.

Future prices were estimated using guidelines established by the SEC and the Financial Account Standards Board (FASB). The assumptions used for estimating future prices and expense are as follows:

Oil and Condensate Prices

Oil and condensate price differentials were calculated for each property based on prices received by Permex. The prices were calculated using these differentials to a posted West Texas Intermediate (WTI) at Cushing of $57.69 per barrel and were held constant for the lives of the properties. The WTI oil price of $ 57.69 per barrel is the 12-month average price calculated as the unweighted arithmetic average of the first-day-of-the-month price for each of the last three months of 2020 and the first nine months of 2021. The volume-weighted average product price over the life of the properties was $55.34 per barrel of oil.

Gas Prices

Gas price differentials were calculated for each property based on prices received by Permex. The prices were calculated using these differentials to a Henry Hub price of $2.943 per million British thermal units (MMBtu) and were held constant for the lives of the properties. The Henry Hub gas price of $2.943 per MMBtu is the 12-month average price calculated as the unweighted arithmetic average of the first-day-of-the-month price for each of the last three months of 2020 and the first nine months of 2021. British thermal unit factors were provided by Permex and used to convert prices from dollars per MMBtu to dollars per thousand cubic feet ($/Mcf). The volume-weighted average product price over the life of the properties was $2.943 per thousand cubic feet of gas.

Production and Ad Valorem taxes

Production taxes were calculated using the tax rates for the state in which the property is located. Ad valorem taxes were calculated using average rates for each county in which the property is located.

Operating Expenses, Capital Costs and Abandonment Costs

Operating costs were based on operating expense records of Permex Petroleum Corporation and based on current expenses, were held constant for the lives of the properties. Development costs were furnished to us by Permex and are based on authorization for expenditures for the proposed work or actual costs of similar projects. The development costs furnished to us were accepted as factual data and reviewed by MKM Engineering for their reasonableness; however, we have not conducted an independent verification of these costs. Capital expenditures for plugging, abandonment, and reclamation of the properties at the end-of-project life were included in this report.

The undeveloped reserves in this report have been incorporated herein in accordance with Permex’s plans to develop these reserves as of September 30, 2021. The implementation of Permex’ s development plans and budget as presented to us and incorporated herein were approved by Permex’s management. Additionally, Permex has informed MKM Engineering that they are not aware of any legal, regulatory or political obstacles that would significantly alter the development plans.

Permex Petroleum Corporation

November 30, 2021

An aggregate of 1,735 MBO and 677 MMCF of Permex ‘s proved undeveloped reserves as of September 30, 2021, are planned to be developed after five years due to the relatively high number of wells Permex plans to drill per year. Permex has recently acquired acreage where the majority of the development is scheduled. Current availability of rigs and equipment, possible changes in the commodity prices and Permex’ s limited resources also affect the drilling plans.

The proved and probable reserve classifications conform to criteria of the Securities and Exchange Commission. Reserves are judged to be economically producible in future years from known reservoirs under existing economic and operating conditions and assuming continuation of current regulatory practices using conventional production methods and equipment. In the analyses of production-decline curves, reserves were estimated only to the limit of economic rates of production under existing economic and operating conditions using prices and costs consistent with the effective date of this report, including consideration of changes in existing prices provided only by contractual arrangement but not including escalations based on future conditions. The reserves and economics are predicted on the regulatory agency classifications, rules, policies, laws, taxes, and royalties in effect on the date of this report except as noted herein. In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which the controlling interpretation may be legal or accounting, rather than engineering and geosciences. Therefore, the possible effects of changes in legislation or other Federal or State restrictive actions have not been considered. An on-site field inspection of these properties has not been made nor have the wells been tested by MKM Engineering. Possible environmental liability related to the properties has not been investigated nor considered.

Methodology and Procedures

The reserves were estimated using a combination of the production performance, volumetric, and analogy methods, in each case as we considered to be appropriate and necessary to establish the conclusions set forth herein. All reserve estimates represent our best judgment based on data available at the time of preparation and assumptions as to future economic and regulatory conditions. It should be realized that the reserves actually recovered, the revenue derived therefrom, and the actual cost incurred could be more or less than the estimated amounts.

The process of estimated reserves is complex. It requires significant judgments and decisions based on available geological, geophysical, engineering, and economic data. These estimates may change substantially as additional data from ongoing development activities and production performance becomes available and as economic conditions impacting oil and gas prices and costs change.

For depletion-type reservoirs or those whose performance disclosed a reliable decline in producing-rate trends or other diagnostic characteristics, reserves were estimated by the application of appropriate decline curves or other performance relationships. In the analyses of production-decline curves, reserves were estimated only to the limits of economic production based on existing economic conditions. In certain cases, when the previously named method could not be used, reserves were estimated by analogy with similar wells or reservoirs for which more complex data were available.

As circumstances change and additional data become available, reserve estimates also change. Estimates made are reviewed and revised, either upward or downward, as warranted by the new information. Revisions are often required due to changes in well performance, prices, economic conditions, and governmental restrictions.

Although every reasonable effort is made to ensure that reserve estimates are accurate, reserve estimation is an inferential science. As a result, the subjective decisions, new geological or production information, and a changing environment may impact these estimates. Revisions to reserve estimates can arise from changes in year end oil and gas prices, and reservoir performance. Such revisions can be positive or negative.

Gas reserves estimated herein are expressed as sales gas. Sales gas is defined as the total gas to be produced from the reservoirs, measured at the point of delivery, after reduction for fuel use and shrinkage resulting from the field separation and processing. Gas reserves are expressed at a temperature base of 60 degrees Fahrenheit and at the pressure base of the state in which the resources are located. Gas reserves include herein are expressed in thousands of cubic feet (Mcf). Oil and condensate reserves estimated herein are those to be recovered by conventional lease separation. Oil and condensate reserves included in this report are expressed in barrels (bbl) representing 42 United States gallons per barrel.

The reserve estimates were based on interpretations of factual data furnished by Permex Petroleum Corporation. Ownership interests were supplied by Permex Petroleum Corporation and were accepted as furnished. To some extent, information from public records has been used to check and/or supplement this data. The basic engineering and geological data were utilized subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data.

MKM Engineering is independent with respect to Permex Petroleum Corporation as provided in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers (“SPE Standards”). Neither MKM Engineering nor any of its employees has any interest in the subject properties. Neither the employment to make this study nor the compensation is contingent on the results of our work or the future production rates for the subject properties.

Our work papers and related data are available for inspection and review by authorized parties.

Respectfully submitted,

MKM ENGINEERING
Texas Registered Engineering Firm F-009733

Attachments

LIST OF ECONOMIC TABLES

Appendix

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible-from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations-prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)	Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)	In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)	Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)	Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(23) Proved properties. Properties with proved reserves.

(24) Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery {EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

(25) Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to mar1cet, and all permits and financing required to implement the project.

II-1

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Excerpted from the FASB Accounting Standards Codification Topic 932, Extractive Activities - Oil and Gas:

9320235-50-30 A standardized measure of discounted future net cash flows relating to an entity’s interests in both of the following shall be disclosed as of the end of the year.

a.	Proved oil and gas reserves (see paragraphs 932-235-50-3 through 50-11B)
b.	Oil and gas subject to purchase under long-term supply, purchase, or similar agreements and contracts in which the entity participates in the operation of the properties on which the oil or gas is located or otherwise serves as the producer of those reserves (see paragraph 932-235-50-7).

The standardized measure of discounted future net cash flows relating to those two types of interests in reserves may be combined for reporting purposes.

932-235-50-31: All of the following information shall be disclosed in the aggregate and for each geographic area for which reserve quantities are disclosed in accordance with paragraphs 932-235-50-3 through 50-11B:

a.	Future cash inflows. These shall be computed by applying prices used in estimating the entity’s proved oil and gas reserves to the year-end quantities of those reserves. Future price changes shall be considered only to the extent provided by contractual arrangements in existence at year-end.
b.	Future development and production costs. These costs shall be computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. If estimated development expenditures are significant, they shall be presented separately from estimated production costs.
c.	Future income tax expenses. These expenses shall be computed by applying the appropriate year-end statutory tax rates, with consideration of future tax rates already legislated, to the future pretax net cash flows relating to the entity’s proved oil and gas reserves, less the tax basis of the properties involved. The future income tax expenses shall give effect to tax deductions and tax credits and allowances relating to the entity’s proved oil and gas reserves.
d.	Future net cash flows. These amounts are the result of subtracting future development and production costs and future income tax expenses from future cash inflows.
e.	Discount. This amount shall be derived from using a discount rate of 10 percent a year to reflect the timing of the future net cash flows relating to proved oil and gas reserves.
f.	Standardized measure of discounted future net cash flows. This amount is the future net cash flows less the computed discount.

(27) Reservoir. A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(28) Resources. Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

(29) Service well. A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(30) Stratigraphic test well. A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as “exploratory type” if not drilled in a known area or “development type• if drilled in a known area.

II-2

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)	Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)	Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

From the SEC’s Compliance and Disclosure Interpretations (October 26, 2009):

Although several types of projects - such as constructing offshore platforms and development in urban areas, remote locations or environmentally sensitive locations - by their nature customarily take a longer time to develop and therefore often do justify longer time periods, this determination must always take into consideration all of the facts and circumstances. No particular type of project per se justifies a longer time period, and any extension beyond five years should be the exception, and not the rule.

Factors that a company should consider in determining whether or not circumstances justify recognizing reserves even though development may extend past five years include, but are not limited to, the following:

●	The company’s level of ongoing significant development activities in the area to be developed (for example, drilling only the minimum number of wells necessary to maintain the lease generally would not constitute significant development activities};
●	The company’s historical record at completing development of comparable long-term projects;
●	The amount of time in which the company has maintained the leases, or booked the reserves, ·without significant development activities;
●	The extent to which the company has followed a previously adopted development plan (for example, ff a company has changed its development plan several times without taking significant steps to implement any of those plans, recognizing proved undeveloped reserves typically would not be appropriate); and
●	The extent to which delays in development are caused by external factors related to the physical operating environment (for example, restrictions on development on Federal lands, but not obtaining government permits}, rather than by internal factors (for example, shifting resources to develop properties with higher priority).

(iii)	Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a}(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

(32) Unproved properties. Properties with no proved reserves.

II-3

Appendix II

First Day of the Month Benchmark

Oil and Gas Prices

Month Year	WTI Cushing $/Bbl	Henry Hub $/MMBTU

Oct-20	38.720	1.630
Nov-20	35.790	3.040
Dec-20	44.550	2.875
Jan-21	48.520	2.385
Feb-21	53.550	2.670
Mar-21	60.640	2.645
Apr-21	61.450	2.485
May-21	63.580	2.875
Jun-21	67.720	2.850
Jul-21	75.230	3.720
Aug-21	73.950	3.890
Sep-21	68.590	4.250

Average	57.691	2.943

II-1

CERTIFICATE OF QUALIFICATION

I, Michele K. Mudrone, registered Professional Engineer in the State of Texas, hereby certify:

1.	That I am a registered Professional Engineer in the State of Texas, a member of the Society of Petroleum Engineers, and I reside at 3905 Sagamore Hill Court, Plano, Texas.

2.	That I graduated from the Colorado School of Mines with a Bachelor of Science degree in Petroleum Engineering in 1976.

3.	That I have been employed in the petroleum industry since graduation in 1976. During the time of employment I have been directly involved in reservoir engineering, petrophysical analysis, reservoir simulation, and property evaluation.

4.	That I am presently employed by MKM Engineering which prepared an evaluation effective September 30, 2020, for Permex Petroleum Corporation.

5.	That the parameters and conditions employed in the evaluation of interests of Permex Petroleum Corporation, effective September 30, 2020, were examined by me and adopted as representative and appropriate in establishing true value of these properties.

6.	That I have not received, nor do I expect to receive, any direct or indirect interest in the holdings discussed, or in the securities of the Company.

7.	That I have not examined the chain of title for the properties discussed, but have relied on descriptions furnished by the client.

8.	That the aforementioned report was not based on a personal field examination of the properties in question; however, such as examination was not deemed necessary in view of the information available from public sources and the files of Permex Petroleum Corporation.

Michele K. Mudrone, P.E.

II-2

Cashflow

Summaries

PERMEX PETROLEUM
Reserve and Economic Projection	Proved Rsv Class
As of 9/30/2021	Producing Rsv Category

MKM Engineering	Table 1

		Estimated 8/8 Ths Production			Net Production
Year	Wells	Oil Mbbl	NGL Mgal	Gas MMcf	Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2021	101	1,080.83	0.00	4,868.52	4.75	0.00	7.83	55.35	0.00	2.99
2022	101	2,964.23	0.00	13,505.06	21.04	0.00	29.82	55.13	0.00	2.99
2023	101	1,956.97	0.00	8,791.28	24.77	0.00	26.18	54.72	0.00	2.99
2024	101	1,469.56	0.00	6,390.39	26.53	0.00	23.22	54.84	0.00	3.00
2025	100	1,173.98	0.00	4,911.66	27.18	0.00	20.66	54.92	0.00	3.00
2026	100	978.48	0.00	3,943.56	25.31	0.00	18.99	54.90	0.00	3.00
2027	100	838.44	0.00	3,258.51	23.09	0.00	16.67	54.88	0.00	3.00
2028	98	734.40	0.00	2,757.11	21.63	0.00	15.54	54.87	0.00	3.00
2029	96	649.00	0.00	2,357.74	20.19	0.00	14.49	54.86	0.00	3.00
2030	95	582.78	0.00	2,051.25	18.92	0.00	13.62	54.85	0.00	3.01
2031	94	527.36	0.00	1,793.00	17.76	0.00	12.83	54.84	0.00	3.01
2032	91	483.22	0.00	1,595.24	16.73	0.00	12.17	54.83	0.00	3.01
2033	90	442.00	0.00	1,416.02	15.68	0.00	11.48	54.82	0.00	3.01
2034	87	409.27	0.00	1,242.05	14.75	0.00	10.86	54.81	0.00	3.01
2035	85	381.39	0.00	1,084.00	13.87	0.00	10.26	54.80	0.00	3.01

Sub-T		14,671.92	0.00	59,965.38	292.22	0.00	244.62	54.87	0.00	3.00

After		4,329.62	0.00	10,180.77	107.12	0.00	69.79	54.94	0.00	3.08
Total		19,001.54	0.00	70,146.15	399.34	0.00	314.41	54.89	0.00	3.02

Cum.		18,121.25	0.00	47,823.79
Ult.		37,122.79	0.00	117,969.94

1

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue after Sev
Year	Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod Tax M$	Adv Tax M4	& Adv M$
2021	262.83	0.00	23.41	0.00	286.25	13.98	7.19	265.08
2022	1,160.01	0.00	89.16	0.00	1,249.17	63.37	34.27	1,151.54
2023	1,355.33	0.00	78.35	0.00	1,433.68	78.47	45.92	1,309.29
2024	1,455.17	0.00	69.57	0.00	1,524.74	81.91	47.70	1,395.14
2025	1,492.40	0.00	61.96	0.00	1,554.37	82.53	47.90	1,423.93
2026	1,389.81	0.00	56.97	0.00	1,446.78	76.96	44.76	1,325.06
2027	1,267.49	0.00	50.06	0.00	1,317.55	70.36	41.10	1,206.08
2028	1,186.87	0.00	46.68	0.00	1,233.55	66.00	38.61	1,128.94
2029	1,107.59	0.00	43.55	0.00	1,151.14	61.69	36.15	1,053.30
2030	1,038.03	0.00	40.92	0.00	1,078.96	57.92	33.97	987.06
2031	974.12	0.00	38.59	0.00	1,012.70	54.44	31.97	926.29
2032	917.54	0.00	36.59	0.00	954.13	51.37	30.19	872.57
2033	859.87	0.00	34.53	0.00	894.40	48.22	28.36	817.82
2034	808.32	0.00	32.69	0.00	841.01	45.41	26.73	768.88
2035	160.07	0.00	30.93	0.00	791.00	42.77	25.19	723.05

Sub-T	16,035.47	0.00	733.97	0.00	16,769.44	895.40	520.01	15,354.02

After	5,884.64	0.00	215.08	0.00	6,099.72	323.37	188.49	5,587.86
Total	21,920.11	0.00	949.05	0.00	22,869.16	1,218.77	708.50	20,941.89

2

	Deductions				Future Net Income Before Income Taxes
	Lease	Net	Trans.	Net	Undiscounted		Discounted Ann	Disc. Cum. Annual @
Year	Net Costs M$	Investments M$	Costs M$	Profits M$	Annual M$	Cumulative $	@ 10.00% M$	10.00% M4
2021	87.10	0.00	0.00	0.00	177.98	177.98	175.57	175.57
2022	360.63	3.00	0.00	0.00	787.91	965.88	728.55	904.12
2023	364.76	30.00	0.00	0.00	914.53	1,880.41	769.45	1,673.57
2024	363.88	0.00	0.00	0.00	1,031.26	2,911.67	782.32	2,455.89
2025	362.86	3.00	0.00	0.00	1,058.07	3,969.74	728.65	3,184.54
2026	362.97	0.00	0.00	0.00	962.09	4,931.83	599.86	3,784.40
2027	332.52	0.00	0.00	0.00	873.57	5,805.40	493.07	4,277.47
2028	332.05	0.00	0.00	0.00	796.89	6,602.29	407.14	4,684.61
2029	332.16	60.00	0.00	0.00	661.14	7,263.43	304.38	4,988.99
2030	332.28	0.00	0.00	0.00	654.78	7,918.21	274.11	5,263.10
2031	332.40	0.00	0.00	0.00	593.89	8,512.10	225.07	5,488.16
2032	332.53	0.00	0.00	0.00	540.05	9,052.15	185.26	5,673.42
2033	332.65	0.00	0.00	0.00	485.16	9,537.32	150.64	5,824.07
2034	332.78	0.00	0.00	0.00	436.10	9,973.41	122.58	5,946.65
2035	332.91	0.00	0.00	0.00	390.14	10,363.55	99.28	6,045.93

Sub-T	4,894.48	96.00	0.00	0.00	10,363.55	10,363.55	6,045.93	6,045.93
After	3,154.35	695.90	0.00	0.00	1,737.61	1,737.61	310.06	310.06
Total	8,048.83	791.90	0.00	0.00	12,101.16	12,101.16	6,355.99	6,355.99

							Present Worth Profile (MS)
							PW 5.00%	8,507.88
							PW 8.00%	7,097.45
							PW 10.00%	6,355.99
							PW 12.00%	5,734.30
							PW 15.00%	4,974.59
							PW 20.00%	4,034.04

3

PERMEX PETROLEUM
Reserve and Economic Projection	Proved Rsv Class
As of 9/30/2021	Shut-In Rsv Category

MKM Engineering	Table 2

		Estimated 8/8 Ths Production			Net Production
Year	Wells	Oil Mbbl	NGL Mgal	Gas MMcf	Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2021	6	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2.94
2022	10	1.01	0.00	1.25	0.73	0.00	0.96	55.77	0.00	2.94
2023	9	1.66	0.00	1.70	1.20	0.00	1.31	55.77	0.00	2.94
2024	9	1.58	0.00	1.60	1.14	0.00	1.23	55.77	0.00	2.94
2025	9	1.50	0.00	1.51	1.08	0.00	1.16	55.77	0.00	2.94
2026	9	1.43	0.00	1.42	1.03	0.00	1.09	55.77	0.00	2.94
2027	9	1.36	0.00	1.34	0.98	0.00	1.03	55.77	0.00	2.94
2028	9	1.29	0.00	1.26	0.93	0.00	0.97	55.77	0.00	2.94
2029	9	1.21	0.00	1.19	0.87	0.00	0.92	55.77	0.00	2.94
2030	8	1.13	0.00	1.12	0.81	0.00	0.86	55.77	0.00	2.94
2031	8	1.07	0.00	0.26	0.77	0.00	0.20	55.77	0.00	2.94
2032	7	1.02	0.00	0.00	0.73	0.00	0.00	55.77	0.00	0.00
2033	7	0.97	0.00	0.00	0.70	0.00	0.00	55.77	0.00	0.00
2034	7	0.92	0.00	0.00	0.66	0.00	0.00	55.77	0.00	0.00
2035	7	0.87	0.00	0.00	0.63	0.00	0.00	55.77	0.00	0.00

Sub-T		17.02	0.00	12.65	12.26	0.00	9.74	55.77	0.00	2.94

After		6.34	0.00	0.00	4.56	0.00	0.00	55.77	0.00	0.00
Total		23.36	0.00	12.65	16.82	0.00	9.74	55.77	0.00	2.94

Cum.		350.32	0.00	223.90
Ult.		373.68	0.00	236.55

4

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue after Sev
Year	Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod Tax M$	Adv Tax M4	& Adv M$
2021	0.00	0.00	0.01	0.00	0.01	0.00	0.00	0.01
2022	40.74	0.00	2.83	0.00	43.57	2.11	1.16	40.30
2023	66.88	0.00	3.84	0.00	70.72	3.40	1.86	65.45
2024	63.73	0.00	3.63	0.00	67.36	3.24	1.77	62.34
2025	60.39	0.00	3.41	0.00	63.81	3.07	1.68	59.06
2026	57.39	0.00	3.22	0.00	60.61	2.91	1.60	56.10
2027	54.54	0.00	3.03	0.00	57.58	2.77	1.52	53.30
2028	51.98	0.00	2.87	0.00	54.84	2.63	1.44	50.77
2029	48.44	0.00	2.69	0.00	51.14	2.46	1.35	47.34
2030	45.24	0.00	2.54	0.00	47.78	2.30	1.26	44.22
2031	42.98	0.00	0.60	0.00	43.57	2.03	1.10	40.44
2032	40.94	0.00	0.00	0.00	40.94	1.89	1.02	38.03
2033	38.78	0.00	0.00	0.00	38.78	1.79	0.97	36.02
2034	36.85	0.00	0.00	0.00	36.85	1.70	0.92	34.22
2035	35.01	0.00	0.00	0.00	35.01	1.62	0.88	32.51

Sub-T	683.88	0.00	28.67	0.00	712.55	33.91	18.53	660.11

After	254.30	0.00	0.00	0.00	254.30	11.73	6.36	236.21
Total	938.19	0.00	28.67	0.00	966.85	45.64	24.89	896.32

5

	Deductions				Future Net Income Before Income Taxes
	Lease	Net	Trans.	Net	Undiscounted		Discounted Ann	Disc. Cum. Annual @
Year	Net Costs M$	Investments M$	Costs M$	Profits M$	Annual M$	Cumulative $	@ 10.00% M$	10.00% M4
2021	3.45	0.00	0.00	0.00	-3.44	-3.44	-3.40	-3.40
2022	29.37	57.28	0.00	0.00	-46.35	-49.80	-44.30	-47.70
2023	34.45	3.00	0.00	0.00	28.00	-21.80	23.54	-24.16
2024	34.45	0.00	0.00	0.00	27.89	6.10	21.23	-2.94
2025	34.45	0.00	0.00	0.00	24.61	30.70	16.95	14.01
2026	34.45	0.00	0.00	0.00	21.65	52.36	13.50	27.51
2027	34.45	0.00	0.00	0.00	18.85	71.20	10.64	38.15
2028	34.45	0.00	0.00	0.00	16.31	87.52	8.34	46.48
2029	33.84	0.00	0.00	0.00	13.49	101.01	6.24	52.73
2030	33.25	6.90	0.00	0.00	4.07	105.08	1.71	54.44
2031	31.65	3.00	0.00	0.00	5.79	110.87	2.22	56.66
2032	31.14	0.00	0.00	0.00	6.89	117.76	2.36	59.02
2033	31.14	0.00	0.00	0.00	4.89	122.64	1.52	60.54
2034	31.14	0.00	0.00	0.00	3.09	125.73	0.87	61.41
2035	31.14	0.00	0.00	0.00	1.38	127.11	0.35	61.76

Sub-T	462.83	70.18	0.00	0.00	127.11	127.11	61.76	61.76
After	183.89	146.32	0.00	0.00	-94.00	-94.00	-4.52	-4.52
Total	646.72	216.49	0.00	0.00	33.11	33.11	57.25	57.25

							Present Worth Profile (MS)
							PW 5.00%	65.99
							PW 8.00%	62.56
							PW 10.00%	57.25
							PW 12.00%	51.07
							PW 15.00%	41.60
							PW 20.00%	27.43

6

PERMEX PETROLEUM
Reserve and Economic Projection	Proved Rsv Class
As of 9/30/2021	Non-Producing Rsv Category

MKM Engineering	Table 3

		Estimated 8/8 Ths Production			Net Production
Year	Wells	Oil Mbbl	NGL Mgal	Gas MMcf	Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2021	23	1.10	0.00	0.46	0.86	0.00	0.37	55.70	0.00	2.94
2022	23	13.86	0.00	6.67	10.79	0.00	5.33	55.68	0.00	2.94
2023	23	26.27	0.00	6.77	20.31	0.00	5.41	55.71	0.00	2.94
2024	23	22.77	0.00	6.36	17.66	0.00	5.08	55.69	0.00	2.94
2025	23	18.80	0.00	5.96	14.60	0.00	4.76	55.69	0.00	2.94
2026	22	16.10	0.00	5.62	12.52	0.00	4.49	55.68	0.00	2.94
2027	22	14.09	0.00	5.32	10.95	0.00	4.25	55.67	0.00	2.94
2028	22	12.50	0.00	5.05	9.71	0.00	4.04	55.66	0.00	2.94
2029	22	11.12	0.00	4.78	8.63	0.00	3.82	55.65	0.00	2.94
2030	22	9.82	0.00	4.47	7.61	0.00	3.57	55.65	0.00	2.94
2031	21	8.70	0.00	4.19	6.73	0.00	3.35	55.65	0.00	2.94
2032	21	7.92	0.00	3.99	6.13	0.00	3.19	55.64	0.00	2.94
2033	21	7.22	0.00	3.78	5.57	0.00	3.02	55.64	0.00	2.94
2034	21	6.62	0.00	3.59	5.11	0.00	2.87	55.63	0.00	2.94
2035	21	6.10	0.00	3.41	4.70	0.00	2.72	55.62	0.00	2.94

Sub-T		182.98	0.00	70.41	141.88	0.00	56.28	55.67	0.00	2.94

After		37.99	0.00	39.37	29.42	0.00	31.48	55.47	0.00	2.94
Total		220.97	0.00	109.78	171.29	0.00	87.76	55.64	0.00	2.94

Cum.		2,533.05	0.00	2,598.45
Ult.		2,754.02	0.00	2,708.23

7

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue after Sev
Year	Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod Tax M$	Adv Tax M4	& Adv M$
2021	48.09	0.00	1.09	0.00	49.18	2.30	1.23	45.65
2022	600.81	0.00	15.69	0.00	616.50	28.91	15.41	572.19
2023	1,131.55	0.00	15.93	0.00	1,147.48	53.42	28.69	1,065.38
2024	983.31	0.00	14.96	0.00	998.27	46.50	24.96	926.81
2025	812.98	0.00	14.02	0.00	827.00	38.57	20.68	767.76
2026	696.83	0.00	13.22	0.00	710.05	33.15	17.75	659.15
2027	609.48	0.00	12.51	0.00	621.99	29.07	15.55	577.38
2028	540.37	0.00	11.89	0.00	552.26	25.83	13.81	512.62
2029	480.52	0.00	11.24	0.00	491.75	23.02	12.29	456.44
2030	423.73	0.00	10.52	0.00	434.25	20.34	10.86	403.05
2031	374.59	0.00	9.85	0.00	384.44	18.03	9.61	356.80
2032	340.86	0.00	9.38	0.00	350.24	16.44	8.76	325.05
2033	310.02	0.00	8.89	0.00	318.91	14.97	7.97	295.96
2034	284.09	0.00	8.44	0.00	292.53	13.74	7.31	271.47
2035	261.35	0.00	8.02	0.00	269.37	12.66	6.73	249.97

Sub-T	7,898.58	0.00	165.64	0.00	8,064.22	376.95	201.61	7,485.67

After	1,631.81	0.00	92.63	0.00	1,724.44	82.27	43.11	1,599.05
Total	9,530.39	0.00	258.28	0.00	9,788.66	459.22	244.72	9,084.72

8

	Deductions				Future Net Income Before Income Taxes
	Lease	Net	Trans.	Net	Undiscounted		Discounted Ann	Disc. Cum. Annual
Year	Net Costs M$	Investments M$	Costs M$	Profits M$	Annual M$	Cumulative $	@ 10.00% M$	@ 10.00% M4
2021	5.23	90.00	0.00	0.00	-49.58	-49.58	-49.62	-49.62
2022	75.01	90.87	0.00	0.00	406.31	356.73	375.85	326.23
2023	143.72	44.14	0.00	0.00	877.52	1,234.25	735.55	1,061.78
2024	137.67	0.00	0.00	0.00	789.14	2,023.39	600.92	1,662.70
2025	116.40	0.00	0.00	0.00	651.36	2,674.75	448.97	2,111.66
2026	113.53	0.00	0.00	0.00	545.62	3,220.37	340.40	2,452.07
2027	114.31	30.00	0.00	0.00	433.07	3,653.44	244.14	2,696.21
2028	115.10	0.00	0.00	0.00	397.52	4,050.96	203.19	2,899.40
2029	115.91	0.00	0.00	0.00	340.53	4,391.48	157.54	3,056.95
2030	109.14	0.00	0.00	0.00	293.91	4,685.39	123.09	3,180.04
2031	102.00	0.00	0.00	0.00	254.80	4,940.20	96.60	3,276.64
2032	102.86	30.00	0.00	0.00	192.19	5,132.39	65.98	3,342.62
2033	103.73	0.00	0.00	0.00	192.23	5,324.62	59.71	3,402.33
2034	104.62	0.00	0.00	0.00	166.85	5,491.47	46.91	3,449.24
2035	105.53	0.00	0.00	0.00	144.44	5,635.91	36.77	3,486.01

Sub-T	1,564.75	285.00	0.00	0.00	5,635.91	5,635.91	3,486.01	3,486.01
After	845.56	188.15	0.00	0.00	565.35	565.35	101.29	101.29
Total	2,410.31	473.15	0.00	0.00	6,201.26	6,201.26	3,587.30	3,587.30

							Present Worth Profile (MS)
							PW 5.00%	4,609.04
							PW 8.00%	3,946.88
							PW 10.00%	3,587.30
							PW 12.00%	3,278.36
							PW 15.00%	2,889.83
							PW 20.00%	2,388.60

9

PERMEX PETROLEUM
Reserve and Economic Projection	Proved Rsv Class
As of 9/30/2021	Undeveloped Rsv Category

MKM Engineering	Table 4

		Estimated 8/8 Ths Production			Net Production
Year	Wells	Oil Mbbl	NGL Mgal	Gas MMcf	Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2021	93	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	99	936.09	0.00	1,066.75	304.77	0.00	206.17	57.10	0.00	2.94
2023	99	1,062.23	0.00	1,112.03	402.29	0.00	217.55	56.17	0.00	2.94
2024	100	985.29	0.00	785.05	563.36	0.00	288.81	56.14	0.00	2.94
2025	123	958.88	0.00	671.87	612.59	0.00	307.98	56.04	0.00	2.94
2026	147	878.88	0.00	479.61	580.83	0.00	209.74	55.61	0.00	2.94
2027	171	822.64	0.00	401.03	555.26	0.00	180.66	55.39	0.00	2.94
2028	195	709.98	0.00	350.31	477.86	0.00	162.53	55.24	0.00	2.94
2029	197	629.46	0.00	315.68	425.86	0.00	151.53	55.23	0.00	2.94
2030	197	550.33	0.00	291.99	374.14	0.00	144.92	55.33	0.00	2.94
2031	197	489.66	0.00	267.58	333.89	0.00	135.04	55.38	0.00	2.94
2032	197	409.10	0.00	227.72	275.63	0.00	110.72	55.44	0.00	2.94
2033	197	354.71	0.00	200.08	237.30	0.00	95.17	55.49	0.00	2.94
2034	197	316.21	0.00	180.05	210.59	0.00	84.47	55.52	0.00	2.94
2035	197	286.24	0.00	164.12	190.05	0.00	76.23	55.55	0.00	2.94

Sub-T		9,389.69	0.00	6,513.86	5,544.43	0.00	2,371.51	55.70	0.00	2.94

After		2,956.15	0.00	1,867.73	1,909.64	0.00	817.33	55.55	0.00	2.94
Total		12,345.83	0.00	8,381.59	7,454.06	0.00	3,188.84	55.66	0.00	2.94

Cum.		0.00	0.00	0.00
Ult.		12,345.83	0.00	8,381.59

10

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue after Sev
Year	Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod Tax M$	Adv Tax M4	& Adv M$
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	17,402.74	0.00	606.77	0.00	18,009.51	848.70	450.29	16,710.52
2023	22,596.91	0.00	640.28	0.00	23,237.19	1,090.95	580.98	21,565.26
2024	31,625.31	0.00	849.97	0.00	32,475.28	1,537.52	826.43	30,111.33
2025	34,331.28	0.00	906.39	0.00	35,237.67	1,705.86	935.97	32,595.84
2026	32,299.80	0.00	617.27	0.00	32,917.07	1,642.32	930.19	30,344.56
2027	30,757.60	0.00	531.68	0.00	31,289.28	1,597.24	922.18	28,769.86
2028	26,398.79	0.00	478.33	0.00	26,877.12	1,415.31	835.23	24,626.58
2029	23,519.19	0.00	445.96	0.00	23,965.15	1,261.88	744.05	21,959.22
2030	20,699.75	0.00	426.51	0.00	21,126.26	1,088.26	630.53	19,407.46
2031	18,492.31	0.00	397.43	0.00	18,889.74	960.36	550.48	17,378.90
2032	15,281.98	0.00	325.85	0.00	15,607.83	791.68	453.08	14,363.07
2033	13,167.13	0.00	280.09	0.00	13,447.22	679.84	388.12	12,379.26
2034	11,693.10	0.00	248.59	0.00	11,941.69	601.68	342.60	10,997.41
2035	10,557.83	0.00	224.33	0.00	10,782.16	541.56	307.62	9,932.99

Sub-T	308,823.72	0.00	6,979.47	0.00	315,803.18	15,763.17	8,897.77	291,142.25

After	106,072.65	0.00	2,405.44	0.00	108,478.09	5,253.66	2,892.77	100,331.66
Total	414,896.37	0.00	9,384.91	0.00	424,281.28	21,016.84	11,790.53	391,473.91

11

	Deductions				Future Net Income Before Income Taxes
	Lease	Net	Trans.	Net	Undiscounted		Discounted Ann	Disc. Cum. Annual
Year	Net Costs M$	Investments M$	Costs M$	Profits M$	Annual M$	Cumulative $	@ 10.00% M$	@ 10.00% M4
2021	0.00	1,350.00	0.00	0.00	-1,350.00	-1,350.00	-1,326.65	-1,326.65
2022	167.16	10,610.00	0.00	0.00	5,933.36	4,583.36	5,411.98	4,085.33
2023	364.83	17,280.28	0.00	0.00	3,920.15	8,503.51	3,262.56	7,347.89
2024	759.32	16,426.67	0.00	0.00	12,925.34	21,428.84	9,780.36	17,128.25
2025	1,007.64	14,021.00	0.00	0.00	17,567.20	38,996.04	12,093.36	29,221.61
2026	1,213.70	14,248.00	0.00	0.00	14,882.86	53,878.90	9,240.92	38,462.53
2027	1,438.18	12,768.00	0.00	0.00	14,563.69	68,442.58	8,147.25	46,609.78
2028	1,647.09	10,568.00	0.00	0.00	12,411.49	80,854.07	6,306.37	52,916.15
2029	1,790.10	5,347.00	0.00	0.00	14,822.12	95,676.19	6,826.78	59,742.92
2030	1,852.65	5,120.00	0.00	0.00	12,434.82	108,111.01	5,181.01	64,923.93
2031	1,905.87	2,560.00	0.00	0.00	12,913.03	121,024.04	4,863.17	69,787.11
2032	1,912.36	0.00	0.00	0.00	12,450.71	133,474.75	4,274.60	74,061.71
2033	1,912.36	0.00	0.00	0.00	10,466.90	143,941.65	3,251.56	77,313.28
2034	1,912.36	0.00	0.00	0.00	9,085.05	153,026.70	2,554.50	79,867.77
2035	1,912.36	0.00	0.00	0.00	8,020.63	161,047.33	2,041.34	81,909.11

Sub-T	19,795.97	110,298.95	0.00	0.00	161,047.33	161,047.33	81,909.11	81,909.11
After	28,940.75	5,164.48	0.00	0.00	66,226.44	66,226.44	8,607.87	8,607.87
Total	48,736.71	115,463.43	0.00	0.00	227,273.77	227,273.77	90,516.98	90,516.98

							Present Worth Profile (MS)
							PW 5.00%	136,056.47
							PW 8.00%	105,503.07
							PW 10.00%	90,516.98
							PW 12.00%	78,494.64
							PW 15.00%	64,455.45
							PW 20.00%	48,081.40

12

PERMEX PETROLEUM
Reserve and Economic Projection	Total Proved
As of 9/30/2021

MKM Engineering	Table 5

		Estimated 8/8 Ths Production			Net Production
Year	Wells	Oil Mbbl	NGL Mgal	Gas MMcf	Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2021	223	1,081.93	0.00	4,868.99	5.61	0.00	8.20	55.41	0.00	2.99
2022	233	3,915.20	0.00	14,579.72	337.33	0.00	242.28	56.93	0.00	2.95
2023	232	3,047.14	0.00	9,911.77	448.58	0.00	250.45	56.07	0.00	2.95
2024	233	2,479.19	0.00	7,183.40	608.69	0.00	318.34	56.07	0.00	2.95
2025	255	2,153.15	0.00	5,591.00	655.45	0.00	334.56	55.99	0.00	2.95
2026	278	1,874.89	0.00	4,430.20	619.69	0.00	234.32	55.58	0.00	2.95
2027	302	1,676.52	0.00	3,666.19	590.28	0.00	202.61	55.38	0.00	2.95
2028	324	1,458.17	0.00	3,113.74	510.13	0.00	183.08	55.24	0.00	2.95
2029	324	1,290.78	0.00	2,679.39	455.56	0.00	170.76	55.22	0.00	2.95
2030	322	1,144.06	0.00	2,348.83	401.49	0.00	162.97	55.31	0.00	2.95
2031	320	1,026.78	0.00	2,065.03	359.15	0.00	151.43	55.36	0.00	2.95
2032	316	901.26	0.00	1,826.95	299.23	0.00	126.07	55.41	0.00	2.95
2033	315	804.90	0.00	1,619.87	259.25	0.00	109.67	55.45	0.00	2.95
2034	312	733.02	0.00	1,425.69	231.11	0.00	98.19	55.48	0.00	2.95
2035	310	674.61	0.00	1,251.52	209.24	0.00	89.21	55.51	0.00	2.95

Sub-T		24,261.60	0.00	66,562.30	5,990.79	0.00	2,682.15	55.66	0.00	2.95

After		7,330.10	0.00	12,087.87	2,050.73	0.00	918.60	55.51	0.00	2.95
Total		31,591.70	0.00	78,650.17	8,041.52	0.00	3,600.75	55.62	0.00	2.95

Cum.		21,004.62	0.00	50,646.14
Ult.		52,596.32	0.00	129,296.31

13

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue after Sev
Year	Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod Tax M$	Adv Tax M4	& Adv M$
2021	310.92	0.00	24.51	0.00	335.43	16.28	8.42	310.73
2022	19,204.31	0.00	714.44	0.00	19,918.76	943.09	501.13	18,474.54
2023	25,150.66	0.00	738.41	0.00	25,889.08	1,226.24	657.46	24,005.38
2024	34,127.51	0.00	938.14	0.00	35,065.65	1,669.17	900.86	32,495.62
2025	36,697.06	0.00	985.79	0.00	37,682.84	1,830.03	1,006.22	34,846.59
2026	34,443.84	0.00	690.68	0.00	35,134.52	1,755.34	994.30	32,384.87
2027	32,689.11	0.00	597.29	0.00	33,286.40	1,699.43	980.35	30,606.62
2028	28,178.01	0.00	539.76	0.00	28,717.77	1,509.78	889.09	26,318.90
2029	25,155.74	0.00	503.44	0.00	25,659.18	1,349.05	793.83	23,516.30
2030	22,206.75	0.00	480.49	0.00	22,687.23	1,168.82	676.62	20,841.80
2031	19,884.00	0.00	446.46	0.00	20,330.46	1,034.87	593.17	18,702.43
2032	16,581.32	0.00	371.82	0.00	16,953.14	861.37	493.05	15,598.72
2033	14,375.80	0.00	323.51	0.00	14,699.31	744.83	425.43	13,529.06
2034	12,822.36	0.00	289.72	0.00	13,112.08	662.53	377.57	12,071.98
2035	11,614.26	0.00	263.29	0.00	11,877.54	598.60	340.42	10,938.52

Sub-T	333,441.65	0.00	7,907.74	0.00	341,349.39	17,069.43	9,637.91	314,642.05

After	113,843.40	0.00	2,713.16	0.00	116,556.56	5,671.04	3,130.73	107,754.79
Total	447,285.05	0.00	10,620.90	0.00	457,905.95	22,740.47	12,768.64	422,396.84

14

	Deductions				Future Net Income Before Income Taxes
	Lease	Net	Trans.	Net	Undiscounted		Discounted Ann	Disc. Cum. Annual
Year	Net Costs M$	Investments M$	Costs M$	Profits M$	Annual M$	Cumulative $	@ 10.00% M$	@ 10.00% M4
2021	95.78	1,440.00	0.00	0.00	-1,225.05	-1,225.05	-1,204.09	-1,204.09
2022	632.17	10,761.14	0.00	0.00	7,081.22	5,856.17	6,472.07	5,267.98
2023	907.76	17,357.42	0.00	0.00	5,740.20	11,596.37	4,791.09	10,059.07
2024	1,295.32	16,426.67	0.00	0.00	14,773.63	26,370.00	11,184.83	21,243.90
2025	1,521.35	14,024.00	0.00	0.00	19,301.24	45,671.24	13,287.93	34,531.83
2026	1,724.66	14,248.00	0.00	0.00	16,412.21	62,083.45	10,194.68	44,726.51
2027	1,919.46	12,798.00	0.00	0.00	15,889.16	77,972.62	8,895.09	53,621.60
2028	2,128.69	10,568.00	0.00	0.00	13,622.21	91,594.83	6,925.04	60,546.64
2029	2,272.01	5,407.00	0.00	0.00	15,837.28	107,432.12	7,294.95	67,841.59
2030	2,327.32	5,126.90	0.00	0.00	13,387.58	120,819.69	5,579.92	73,421.51
2031	2,371.91	2,563.00	0.00	0.00	13,767.52	134,587.21	5,187.06	78,608.57
2032	2,378.88	30.00	0.00	0.00	13,189.84	147,777.05	4,528.21	83,136.78
2033	2,379.88	0.00	0.00	0.00	11,149.18	158,926.23	3,463.43	86,600.21
2034	2,380.90	0.00	0.00	0.00	9,691.08	168,617.31	2,724.86	89,325.07
2035	2,381.94	0.00	0.00	0.00	8,556.59	177,173.90	2,177.73	91,502.80

Sub-T	26,718.02	110,750.13	0.00	0.00	177,173.90	177,173.90	91,502.80	91,502.80
After	33,124.55	6,194.84	0.00	0.00	68,435.39	68,435.39	9,014.71	9,014.71
Total	59,842.57	116,944.97	0.00	0.00	245,609.29	245,609.29	100,517.51	100,517.51

							Present Worth Profile (MS)
							PW 5.00%	149,239.38
							PW 8.00%	116,609.96
							PW 10.00%	100,517.51
							PW 12.00%	87,558.38
							PW 15.00%	72,361.46
							PW 20.00%	54,532.47

15

PERMEX PETROLEUM
Reserve and Economic Projection	Probable Rsv Class
As of 9/30/2021	Shut-In Rsv Category

MKM Engineering	Table 6

		Estimated 8/8 Ths Production			Net Production
Year	Wells	Oil Mbbl	NGL Mgal	Gas MMcf	Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2021	4	0.00	0.00	0.00	0.00	0.00	0.00	55.77	0.00	0.00
2022	0	0.88	0.00	0.23	0.64	0.00	0.18	55.77	0.00	2.94
2023	0	1.45	0.00	0.45	1.05	0.00	0.35	55.77	0.00	2.94
2024	0	2.23	0.00	0.43	1.68	0.00	0.33	55.77	0.00	2.94
2025	0	7.82	0.00	0.40	6.23	0.00	0.31	55.77	0.00	2.94
2026	0	7.61	0.00	0.38	6.06	0.00	0.29	55.77	0.00	2.94
2027	0	7.03	0.00	0.36	5.60	0.00	0.27	55.77	0.00	2.94
2028	0	6.51	0.00	0.34	5.18	0.00	0.26	55.77	0.00	2.94
2029	0	6.00	0.00	0.32	4.77	0.00	0.24	55.77	0.00	2.94
2030	0	5.55	0.00	0.30	4.41	0.00	0.23	55.77	0.00	2.94
2031	0	5.13	0.00	1.07	4.08	0.00	0.83	55.77	0.00	2.94
2032	1	4.76	0.00	1.26	3.78	0.00	0.97	55.77	0.00	2.94
2033	1	4.39	0.00	1.19	3.48	0.00	0.92	55.77	0.00	2.94
2034	1	4.06	0.00	1.12	3.22	0.00	0.86	55.77	0.00	2.94
2035	1	3.76	0.00	0.26	2.98	0.00	0.20	55.77	0.00	2.94

Sub-T		67.19	0.00	8.12	53.16	0.00	6.25	55.77	0.00	2.94

After		45.62	0.00	0.00	35.54	0.00	0.00	55.77	0.00	0.00
Total		112.81	0.00	8.12	88.71	0.00	6.25	55.77	0.00	2.94

Cum.		0.00	0.00	0.43
Ult.		112.81	0.00	8.55

16

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue after Sev
Year	Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod Tax M$	Adv Tax M4	& Adv M$
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	35.47	0.00	0.53	0.00	36.00	1.68	0.91	33.40
2023	58.28	0.00	1.03	0.00	59.31	2.77	1.51	55.02
2024	93.66	0.00	0.97	0.00	94.63	4.40	2.39	87.84
2025	347.66	0.00	0.91	0.00	348.57	16.12	8.74	323.72
2026	338.12	0.00	0.86	0.00	338.98	15.67	8.50	314.81
2027	312.22	0.00	0.81	0.00	313.03	14.47	7.85	290.71
2028	289.11	0.00	0.76	0.00	289.87	13.40	7.27	269.20
2029	266.30	0.00	0.72	0.00	267.02	12.35	6.69	247.98
2030	246.03	0.00	0.68	0.00	246.71	11.41	6.18	229.12
2031	227.36	0.00	2.44	0.00	229.79	10.69	5.81	213.30
2032	210.69	0.00	2.87	0.00	213.56	9.96	5.41	198.19
2033	194.23	0.00	2.69	0.00	196.92	9.18	4.99	182.75
2034	179.59	0.00	2.54	0.00	182.13	8.50	4.62	169.02
2035	166.10	0.00	0.60	0.00	166.69	7.71	4.18	154.80

Sub-T	2,964.82	0.00	18.40	0.00	2,983.22	138.32	75.04	2,769.86

After	1,982.30	0.00	0.00	0.00	1,982.30	91.47	49.56	1,841.27
Total	4,947.12	0.00	18.40	0.00	4,965.52	229.79	124.60	4,611.12

17

	Deductions				Future Net Income Before Income Taxes
	Lease	Net	Trans.	Net	Undiscounted		Discounted Ann	Disc. Cum. Annual
Year	Net Costs M$	Investments M$	Costs M$	Profits M$	Annual M$	Cumulative $	@ 10.00% M$	@ 10.00% M4
2021	6.75	0.00	0.00	0.00	-6.75	-6.75	-6.66	-6.66
2022	11.98	0.00	0.00	0.00	21.43	14.68	19.00	12.34
2023	6.35	0.00	0.00	0.00	48.68	63.36	40.91	53.25
2024	6.47	0.00	0.00	0.00	81.37	144.72	61.10	114.34
2025	6.60	0.00	0.00	0.00	317.12	461.84	217.91	332.25
2026	6.73	0.00	0.00	0.00	308.08	769.92	192.08	524.33
2027	6.87	0.00	0.00	0.00	283.84	1,053.75	160.20	684.53
2028	7.01	0.00	0.00	0.00	262.20	1,315.95	133.95	818.48
2029	7.15	0.00	0.00	0.00	240.83	1,556.78	111.36	929.84
2030	7.29	0.00	0.00	0.00	221.83	1,778.61	92.86	1,022.71
2031	9.04	-3.00	0.00	0.00	207.26	1,985.87	78.52	1,101.22
2032	9.70	0.00	0.00	0.00	188.50	2,174.36	64.66	1,165.88
2033	9.85	0.00	0.00	0.00	172.90	2,347.26	53.68	1,219.56
2034	10.00	0.00	0.00	0.00	159.02	2,506.28	44.70	1,264.26
2035	8.56	3.00	0.00	0.00	143.24	2,649.52	36.47	1,300.72

Sub-T	120.34	0.00	0.00	0.00	2,649.52	2,649.52	1,300.72	1,300.72
After	539.85	0.00	0.00	0.00	1,301.42	1,301.42	178.41	178.41
Total	660.19	0.00	0.00	0.00	3,950.94	3,950.94	1,479.13	1,479.13

							Present Worth Profile (MS)
							PW 5.00%	2,301.14
							PW 8.00%	1,748.27
							PW 10.00%	1,479.13
							PW 12.00%	1,264.86
							PW 15.00%	1,017.17
							PW 20.00%	732.82

18

PERMEX PETROLEUM
Reserve and Economic Projection	Probable Rsv Class
As of 9/30/2021	Non-Producing Rsv Category

MKM Engineering	Table 7

		Estimated 8/8 Ths Production			Net Production
Year	Wells	Oil Mbbl	NGL Mgal	Gas MMcf	Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2021	0	0.01	0.00	0.00	0.00	0.00	0.00	55.91	0.00	0.00
2022	0	0.77	0.00	0.00	0.60	0.00	0.00	55.91	0.00	0.00
2023	0	1.49	0.00	0.00	1.16	0.00	0.00	55.91	0.00	0.00
2024	0	1.71	0.00	0.00	1.34	0.00	0.00	55.91	0.00	0.00
2025	0	1.69	0.00	0.00	1.32	0.00	0.00	55.91	0.00	0.00
2026	0	1.57	0.00	0.00	1.22	0.00	0.00	55.91	0.00	0.00
2027	0	1.49	0.00	0.00	1.17	0.00	0.00	55.91	0.00	0.00
2028	0	1.48	0.00	0.00	1.16	0.00	0.00	55.91	0.00	0.00
2029	0	1.42	0.00	0.00	1.11	0.00	0.00	55.91	0.00	0.00
2030	0	1.34	0.00	0.00	1.04	0.00	0.00	55.91	0.00	0.00
2031	0	1.24	0.00	0.00	0.97	0.00	0.00	55.91	0.00	0.00
2032	0	1.21	0.00	0.00	0.94	0.00	0.00	55.91	0.00	0.00
2033	0	1.21	0.00	0.00	0.95	0.00	0.00	55.91	0.00	0.00
2034	0	1.21	0.00	0.00	0.94	0.00	0.00	55.91	0.00	0.00
2035	0	1.19	0.00	0.00	0.93	0.00	0.00	55.91	0.00	0.00

Sub-T		19.03	0.00	0.00	14.84	0.00	0.00	55.91	0.00	0.00

After		20.85	0.00	0.00	16.27	0.00	0.00	55.91	0.00	0.00
Total		39.88	0.00	0.00	31.11	0.00	0.00	55.91	0.00	0.00

Cum.		0.00	0.00	0.00
Ult.		39.88	0.00	0.00

19

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue after Sev
Year	Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod Tax M$	Adv Tax M4	& Adv M$
2021	0.27	0.00	0.00	0.00	0.27	0.01	0.01	0.25
2022	33.76	0.00	0.00	0.00	33.76	1.56	0.84	31.36
2023	64.80	0.00	0.00	0.00	64.80	2.99	1.62	60.19
2024	74.75	0.00	0.00	0.00	74.75	3.45	1.87	69.43
2025	73.91	0.00	0.00	0.00	73.91	3.41	1.85	68.65
2026	68.32	0.00	0.00	0.00	68.32	3.15	1.71	63.46
2027	65.17	0.00	0.00	0.00	65.17	3.01	1.63	60.53
2028	64.59	0.00	0.00	0.00	64.59	2.98	1.61	59.99
2029	61.85	0.00	0.00	0.00	61.85	2.85	1.55	57.45
2030	58.27	0.00	0.00	0.00	58.27	2.69	1.46	54.12
2031	54.15	0.00	0.00	0.00	54.15	2.50	1.35	50.30
2032	52.60	0.00	0.00	0.00	52.60	2.43	1.31	48.85
2033	52.84	0.00	0.00	0.00	52.84	2.44	1.32	49.08
2034	52.61	0.00	0.00	0.00	52.61	2.43	1.32	48.87
2035	51.93	0.00	0.00	0.00	51.93	2.40	1.30	48.24

Sub-T	829.82	0.00	0.00	0.00	829.82	38.29	20.75	770.79

After	909.50	0.00	0.00	0.00	909.50	41.97	22.74	844.79
Total	1,739.32	0.00	0.00	0.00	1,739.32	80.26	43.48	1,615.58

20

	Deductions				Future Net Income Before Income Taxes
	Lease	Net	Trans.	Net	Undiscounted		Discounted Ann	Disc. Cum. Annual
Year	Net Costs M$	Investments M$	Costs M$	Profits M$	Annual M$	Cumulative $	@ 10.00% M$	@ 10.00% M4
2021	0.00	0.00	0.00	0.00	0.25	0.25	0.25	0.25
2022	0.00	0.00	0.00	0.00	31.36	31.61	28.76	29.01
2023	0.00	0.00	0.00	0.00	60.19	91.80	50.45	79.46
2024	0.00	0.00	0.00	0.00	69.43	161.24	52.78	132.24
2025	0.00	0.00	0.00	0.00	68.65	229.89	47.27	179.50
2026	0.00	0.00	0.00	0.00	63.46	293.35	39.57	219.08
2027	0.00	0.00	0.00	0.00	60.53	353.88	34.14	253.22
2028	0.00	0.00	0.00	0.00	59.99	413.88	30.64	283.85
2029	0.00	0.00	0.00	0.00	57.45	471.33	26.56	310.41
2030	0.00	0.00	0.00	0.00	54.12	525.45	22.65	333.07
2031	0.00	0.00	0.00	0.00	50.30	575.75	19.06	352.13
2032	0.00	0.00	0.00	0.00	48.85	624.60	16.74	368.87
2033	0.00	0.00	0.00	0.00	49.08	673.68	15.23	384.10
2034	0.00	0.00	0.00	0.00	48.87	722.55	13.73	397.83
2035	0.00	0.00	0.00	0.00	48.24	770.79	12.27	410.09

Sub-T	0.00	0.00	0.00	0.00	770.79	770.79	410.09	410.09
After	401.01	0.00	0.00	0.00	443.78	443.78	68.25	68.25
Total	401.01	0.00	0.00	0.00	1,214.57	1,214.57	478.34	478.34

							Present Worth Profile (MS)
							PW 5.00%	724.07
							PW 8.00%	558.45
							PW 10.00%	478.34
							PW 12.00%	415.04
							PW 15.00%	342.55
							PW 20.00%	260.26

21

PERMEX PETROLEUM
Reserve and Economic Projection	Probable Rsv Class
As of 9/30/2021	Undeveloped Rsv Category

MKM Engineering	Table 8

		Estimated 8/8 Ths Production			Net Production
Year	Wells	Oil Mbbl	NGL Mgal	Gas MMcf	Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2021	106	84.02	0.00	279.49	60.49	0.00	201.23	53.27	0.00	2.94
2022	114	958.11	0.00	3,166.50	689.84	0.00	2,279.88	53.27	0.00	2.94
2023	114	647.36	0.00	1,984.74	466.13	0.00	1,429.01	53.27	0.00	2.94
2024	114	380.35	0.00	995.35	274.42	0.00	716.87	53.32	0.00	2.94
2025	114	333.04	0.00	662.63	245.14	0.00	479.79	53.76	0.00	2.94
2026	115	422.27	0.00	626.79	321.27	0.00	465.63	55.03	0.00	2.94
2027	116	506.57	0.00	574.37	391.72	0.00	432.26	55.44	0.00	2.94
2028	117	655.44	0.00	546.12	512.86	0.00	415.18	55.58	0.00	2.94
2029	118	723.67	0.00	526.02	569.00	0.00	403.03	55.68	0.00	2.94
2030	119	771.30	0.00	515.09	608.26	0.00	397.11	55.75	0.00	2.94
2031	120	821.26	0.00	516.15	649.15	0.00	400.09	55.80	0.00	2.94
2032	120	795.13	0.00	418.84	628.97	0.00	323.88	55.54	0.00	2.94
2033	120	802.48	0.00	378.96	635.49	0.00	293.33	55.45	0.00	2.94
2034	120	791.37	0.00	341.49	627.12	0.00	264.43	55.40	0.00	2.94
2035	120	759.16	0.00	299.29	601.78	0.00	231.57	55.37	0.00	2.94

Sub-T		9,451.53	0.00	11,831.82	7,281.65	0.00	8,733.30	55.01	0.00	2.94

After		8,040.96	0.00	3,122.23	6,368.69	0.00	2,417.31	55.36	0.00	2.94
Total		17,492.49	0.00	14,954.05	13,650.34	0.00	11,150.60	55.17	0.00	2.94

Cum.		20.36	0.00	66.06
Ult.		17,512.85	0.00	15,020.12

22

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue after Sev
Year	Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod Tax M$	Adv Tax M4	& Adv M$
2021	3,222.16	0.00	592.23	0.00	3,814.38	276.95	190.72	3,346.71
2022	36,744.95	0.00	6,709.68	0.00	43,454.63	3,154.74	2,172.73	38,127.16
2023	24,829.83	0.00	4,205.58	0.00	29,035.41	2,104.31	1,451.20	25,479.89
2024	14,633.45	0.00	2,109.75	0.00	16,743.20	1,192.36	823.97	14,726.87
2025	13,180.14	0.00	1,412.03	0.00	14,592.18	848.78	587.46	13,155.94
2026	17,678.32	0.00	1,370.35	0.00	19,048.66	653.24	452.48	17,942.95
2027	21,716.26	0.00	1,272.14	0.00	22,988.40	530.42	367.64	22,090.34
2028	28,507.11	0.00	1,221.86	0.00	29,728.97	447.33	310.19	28,971.45
2029	31,682.77	0.00	1,186.11	0.00	32,868.88	384.96	267.01	32,216.91
2030	33,911.47	0.00	1,168.69	0.00	35,080.16	338.47	234.82	34,506.86
2031	36,219.57	0.00	1,177.47	0.00	37,397.05	301.87	209.46	36,885.72
2032	34,934.91	0.00	953.17	0.00	35,888.09	272.98	189.47	35,425.64
2033	35,235.09	0.00	863.28	0.00	36,098.37	247.89	172.08	35,678.40
2034	34,740.65	0.00	778.23	0.00	35,518.88	227.71	158.07	35,133.10
2035	33,321.07	0.00	681.51	0.00	34,002.58	210.56	146.17	33,645.85

Sub-T	400,557.76	0.00	25,702.09	0.00	426,259.85	11,192.57	7,733.49	407,333.79

After	352,548.20	0.00	7,114.14	0.00	359,662.34	2,429.04	1,683.55	355,549.75
Total	753,105.96	0.00	32,816.23	0.00	785,922.19	13,621.61	9,417.04	762,883.54

23

	Deductions				Future Net Income Before Income Taxes
	Lease	Net	Trans.	Net	Undiscounted		Discounted Ann	Disc. Cum. Annual
Year	Net Costs M$	Investments M$	Costs M$	Profits M$	Annual M$	Cumulative $	@ 10.00% M$	@ 10.00% M4
2021	25.17	10,000.00	0.00	0.00	-6,678.46	-6,678.46	-6,636.91	-6,636.91
2022	420.00	35,000.00	0.00	0.00	2,707.16	-3,971.29	1,832.24	-4,804.67
2023	600.00	0.00	0.00	0.00	24,879.89	20,908.60	21,032.57	16,227.89
2024	604.96	1,543.90	0.00	0.00	12,578.01	33,486.61	9,623.20	25,851.09
2025	661.92	7,320.00	0.00	0.00	5,174.02	38,660.63	3,569.80	29,420.89
2026	784.23	7,320.00	0.00	0.00	9,838.72	48,499.34	6,169.09	35,589.99
2027	898.74	13,200.00	0.00	0.00	7,991.60	56,490.94	4,599.23	40,189.22
2028	1,049.60	15,400.00	0.00	0.00	12,521.85	69,012.78	6,454.59	46,643.81
2029	1,203.06	15,400.00	0.00	0.00	15,613.85	84,626.64	7,276.16	53,919.97
2030	1,356.52	15,400.00	0.00	0.00	17,750.35	102,376.99	7,482.94	61,402.91
2031	1,519.06	15,760.00	0.00	0.00	19,606.66	121,983.64	7,456.04	68,858.95
2032	1,668.33	18,320.00	0.00	0.00	15,437.31	137,420.96	5,270.80	74,129.76
2033	1,824.09	18,320.00	0.00	0.00	15,534.31	152,955.27	4,799.27	78,929.03
2034	1,960.38	14,480.00	0.00	0.00	18,692.72	171,647.99	5,238.27	84,167.29
2035	2,055.13	13,200.00	0.00	0.00	18,390.72	190,038.70	4,678.88	88,846.17

Sub-T	16,631.19	200,663.90	0.00	0.00	190,038.70	190,038.70	88,846.17	88,846.17
After	61,273.23	59,341.00	0.00	0.00	234,935.52	234,935.52	29,685.87	29,685.87
Total	77,904.41	260,004.90	0.00	0.00	424,974.23	424,974.23	118,532.05	118,532.05

							Present Worth Profile (MS)
							PW 5.00%	208,201.12
							PW 8.00%	146,195.59
							PW 10.00%	118,532.05
							PW 12.00%	97,846.07
							PW 15.00%	75,537.81
							PW 20.00%	52,179.55

24

PERMEX PETROLEUM
Reserve and Economic Projection	Total Probable
As of 9/30/2021

MKM Engineering	Table 9

		Estimated 8/8 Ths Production			Net Production
Year	Wells	Oil Mbbl	NGL Mgal	Gas MMcf	Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2021	110	84.02	0.00	279.49	60.50	0.00	201.23	53.27	0.00	2.94
2022	114	959.77	0.00	3,166.73	691.08	0.00	2,280.06	53.27	0.00	2.94
2023	114	650.29	0.00	1,985.19	468.33	0.00	1,429.36	53.28	0.00	2.94
2024	114	384.29	0.00	995.78	277.44	0.00	717.20	53.35	0.00	2.94
2025	114	342.56	0.00	663.03	252.70	0.00	480.10	53.83	0.00	2.94
2026	115	431.44	0.00	627.17	328.55	0.00	465.92	55.04	0.00	2.94
2027	116	515.10	0.00	574.73	398.48	0.00	432.54	55.44	0.00	2.94
2028	117	663.43	0.00	546.46	519.20	0.00	415.44	55.59	0.00	2.94
2029	118	731.10	0.00	526.34	574.88	0.00	403.27	55.68	0.00	2.94
2030	119	778.19	0.00	515.39	613.72	0.00	397.34	55.75	0.00	2.94
2031	120	827.63	0.00	517.23	654.20	0.00	400.92	55.80	0.00	2.94
2032	121	801.10	0.00	420.10	633.69	0.00	324.85	55.54	0.00	2.94
2033	121	808.08	0.00	380.15	639.92	0.00	294.25	55.45	0.00	2.94
2034	121	796.64	0.00	342.61	631.28	0.00	265.30	55.40	0.00	2.94
2035	121	764.11	0.00	299.55	605.69	0.00	231.77	55.37	0.00	2.94

Sub-T		9,537.74	0.00	11,839.93	7,349.65	0.00	8,739.55	55.02	0.00	2.94

After		8,107.44	0.00	3,122.23	6,420.50	0.00	2,417.31	55.36	0.00	2.94
Total		17,645.18	0.00	14,962.17	13,770.15	0.00	11,156.86	55.18	0.00	2.94

Cum.		20.36	0.00	66.50
Ult.		17,665.54	0.00	15,028.66

25

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue after Sev
Year	Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod Tax M$	Adv Tax M4	& Adv M$
2021	3,222.43	0.00	592.23	0.00	3,814.66	276.97	190.73	3,346.96
2022	36,814.18	0.00	6,710.21	0.00	43,524.39	3,157.98	2,174.49	38,191.92
2023	24,952.92	0.00	4,206.60	0.00	29,159.52	2,110.08	1,454.33	25,595.11
2024	14,801.87	0.00	2,110.72	0.00	16,912.59	1,200.21	828.23	14,884.14
2025	13,601.71	0.00	1,412.94	0.00	15,014.66	868.30	598.04	13,548.31
2026	18,084.76	0.00	1,371.20	0.00	19,455.97	672.06	462.68	18,321.22
2027	22,093.65	0.00	1,272.95	0.00	23,366.60	547.90	377.12	22,441.58
2028	28,860.81	0.00	1,222.63	0.00	30,083.44	463.72	319.07	29,300.65
2029	32,010.92	0.00	1,186.83	0.00	33,197.75	400.16	275.25	32,522.34
2030	34,215.77	0.00	1,169.37	0.00	35,385.14	352.57	242.46	34,790.11
2031	36,501.08	0.00	1,179.91	0.00	37,680.99	315.06	216.62	37,149.31
2032	35,198.20	0.00	956.04	0.00	36,154.24	285.36	196.19	35,672.69
2033	35,482.15	0.00	865.97	0.00	36,348.13	259.51	178.40	35,910.22
2034	34,972.86	0.00	780.77	0.00	35,753.63	238.63	164.01	35,350.99
2035	33,539.10	0.00	682.11	0.00	34,221.20	220.67	151.65	33,848.88

Sub-T	404,352.40	0.00	25,720.48	0.00	430,072.89	11,369.18	7,829.28	410,874.43

After	355,440.00	0.00	7,114.14	0.00	362,554.14	2,562.49	1,755.85	358,235.81
Total	759,792.40	0.00	32,834.63	0.00	792,627.03	13,931.66	9,585.12	769,110.24

26

	Deductions				Future Net Income Before Income Taxes
	Lease	Net	Trans.	Net	Undiscounted		Discounted Ann	Disc. Cum. Annual
Year	Net Costs M$	Investments M$	Costs M$	Profits M$	Annual M$	Cumulative $	@ 10.00% M$	@ 10.00% M4
2021	31.91	10,000.00	0.00	0.00	-6,684.95	-6,684.95	-6,643.33	-6,643.33
2022	431.98	35,000.00	0.00	0.00	2,759.95	-3,925.00	1,880.00	-4,763.32
2023	606.35	0.00	0.00	0.00	24,988.76	21,063.76	21,123.92	16,360.60
2024	611.43	1,543.90	0.00	0.00	12,728.81	33,792.57	9,737.07	26,097.67
2025	668.53	7,320.00	0.00	0.00	5,559.78	39,352.35	3,834.98	29,932.65
2026	790.96	7,320.00	0.00	0.00	10,210.26	49,562.61	6,400.74	36,333.39
2027	905.61	13,200.00	0.00	0.00	8,335.97	57,898.57	4,793.58	41,126.97
2028	1,056.61	15,400.00	0.00	0.00	12,844.04	70,742.61	6,619.18	47,746.14
2029	1,210.21	15,400.00	0.00	0.00	15,912.14	86,654.75	7,414.08	55,160.23
2030	1,363.81	15,400.00	0.00	0.00	18,026.30	104,681.05	7,598.46	62,758.68
2031	1,528.10	15,757.00	0.00	0.00	19,864.21	124,545.26	7,553.62	70,312.30
2032	1,678.02	18,320.00	0.00	0.00	15,674.66	140,219.92	5,352.21	75,664.51
2033	1,833.94	18,320.00	0.00	0.00	15,756.29	155,976.21	4,868.18	80,532.69
2034	1,970.38	14,480.00	0.00	0.00	18,900.61	174,876.82	5,296.69	85,829.38
2035	2,063.69	13,203.00	0.00	0.00	18,582.19	193,459.01	4,727.61	90,556.99

Sub-T	16,751.52	200,663.90	0.00	0.00	193,459.01	193,459.01	90,556.99	90,556.99
After	62,214.09	59,341.00	0.00	0.00	236,680.72	236,680.72	29,932.53	29,932.53
Total	78,965.61	260,004.90	0.00	0.00	430,139.73	430,139.73	120,489.52	120,489.52

							Present Worth Profile (MS)
							PW 5.00%	211,226.33
							PW 8.00%	148,502.31
							PW 10.00%	120,489.52
							PW 12.00%	99,525.98
							PW 15.00%	76,897.52
							PW 20.00%	53,172.63

27